Iron Market Opportunity Fund

Iron Strategic Income Fund

Supplement to the Prospectus dated December 29, 2006

Supplement dated September 13, 2007

Reduction of Management Fee:

Effective as of September 1, 2007 through September 30, 2008, the Funds’ adviser, Iron Financial Management, Inc., has contractually agreed to reduce its management fee with respect to the Market Opportunity Fund, from 0.50% to 0.30% of the Fund’s average daily net assets. The management fee for the Strategic Income Fund remains the same.

Increased Investments in Municipal Securities

Effective immediately, each of the Strategic Income Fund and Market Opportunity Fund may invest in an unlimited amount of investment grade municipal securities. Accordingly, the second paragraph under “Municipal Securities” in the section “GENERAL INVESTMENT STRATEGIES AND RELATED RISKS” on page 37 of the Prospectus is deleted in its entirety. In addition, the following risk disclosure is added under “Principal Risks of Investing in the Fund” on page 7 for the Market Opportunity Fund, and page 17 for the Strategic Income Fund:

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Municipal Securities Risk. Municipal securities are subject to the risk that legislative changes and local and business developments may adversely affect the yield or value of the Fund’s investments in such securities. In addition, in order to be tax-exempt, municipal securities must meet certain legal requirements.  Failure to meet such requirements may cause the interest received by the Fund on the municipal securities to be taxable.  Changes or proposed changes in federal tax laws may also cause the prices of municipal securities to fall and, thereby, adversely affect the Fund’s investment.

Change in Dividend Paying Schedule

Effective July 2007, the Iron Strategic Income Fund changed its dividend paying schedule from monthly to quarterly.

To reflect this change, the first paragraph under the section “Dividends, Distributions and Taxes” on page 27 of the Prospectus is replaced in its entirety with the following:

Dividends and Distributions

Each Fund typically distributes as dividends to its shareholders substantially all of its net investment income. The Strategic Income Fund will distribute dividends quarterly, while the Market Opportunity Fund will distribute dividends monthly. Each Fund distributes net realized capital gains, if any, to its shareholders at least annually. These distributions are automatically reinvested in the appropriate Fund unless you request cash distributions on your application or through a written request to the Fund.

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This Supplement supersedes and replaces prior supplements to the Prospectus dated December 29, 2006. You should read this Supplement in conjunction with the Prospectus, which provides the information a prospective investor should know about the Iron Funds and should be retained for future reference. A Statement of Additional Information dated December 29, 2006 has been filed with the Securities and Exchange Commission and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Iron Funds at (877) 322-0575.